Exhibit 99.7

HOST HOTELS & RESORTS, INC., HOST HOTELS & RESORTS, L.P., AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2010

(in millions)

	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2010				Date of Completion of Construction	Date Acquired	Depreciation Life
Description		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Hotels:
Arlington Pentagon City Residence Inn	—	6	29	6	6	35	41	14	—	1996	40
Atlanta Marriott Marquis	—	13	184	159	16	340	356	92	—	1998	40
Atlanta Marriott Perimeter Center	—	—	7	33	15	25	40	19	—	1976	40
Atlanta Marriott Suites Midtown	—	—	26	8	—	34	34	13	—	1996	40
Boston Marriott Copley Place	—	—	203	49	—	252	252	64	—	2002	40
Calgary Marriott	35	5	18	14	5	32	37	16	—	1996	40
Chicago Downtown Courtyard River North	—	7	27	11	7	38	45	17	—	1992	40
Chicago Marriott O’Hare	—	4	26	38	4	64	68	48	—	1998	40
Chicago Marriott Suites Downers Grove	—	2	14	5	2	19	21	8	—	1989	40
Chicago Marriott Suites O’Hare	—	5	36	6	5	42	47	14	—	1997	40
Coronado Island Marriott Resort	—	—	53	24	—	77	77	28	—	1997	40
Costa Mesa Marriott	—	3	18	6	3	24	27	10	—	1996	40
Courtyard Nashua	—	3	14	6	3	20	23	12	—	1989	40
Dallas/Addison Marriott Quorum by the Galleria	—	14	27	18	14	45	59	21	—	1994	40
Dayton Marriott	—	2	30	8	2	38	40	12	—	1998	40
Delta Meadowvale Resort & Conference Center	33	4	20	18	4	38	42	19	—	1996	40
Denver Marriott Tech Center Hotel	—	6	26	26	6	52	58	22	—	1994	40
Denver Marriott West	—	—	12	10	—	22	22	13	—	1983	40
Embassy Suites Chicago -Downtown/Lakefront	—	—	86	6	—	92	92	16	—	2004	40
Four Seasons Hotel Atlanta	—	5	48	18	6	65	71	22	—	1998	40
Four Seasons Hotel Philadelphia	—	26	60	20	27	79	106	28	—	1998	40
Gaithersburg Marriott Washingtonian Center	—	7	22	8	7	30	37	12	—	1993	40
Grand Hyatt Atlanta in Buckhead	—	8	88	21	8	109	117	35	—	1998	40
Greensboro-Highpoint Marriott Airport	—	—	19	8	—	27	27	13	—	1983	40
Harbor Beach Marriott Resort & Spa	134	—	62	99	—	161	161	63	—	1997	40
Hartford Marriott Rocky Hill	—	—	17	5	—	22	22	11	—	1991	40
Hilton Singer Island Oceanfront Resort	—	3	10	11	2	22	24	12	—	1986	40
Houston Airport Marriott	—	—	10	37	—	47	47	37	—	1984	40
Houston Marriott at the Texas Medical Center	—	—	19	17	—	36	36	17	—	1998	40
Hyatt Regency Cambridge	—	18	84	4	19	87	106	34	—	1998	40

Exhibit 99.7

HOST HOTELS & RESORTS, INC., HOST HOTELS & RESORTS, L.P., AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2010

(in millions)

	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2010				Date of Completion of Construction	Date Acquired	Depreciation Life
Description		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Hyatt Regency Maui Resort & Spa on Kaanapali Beach	—	92	212	26	92	238	330	47	—	2003	40
Hyatt Regency Reston	—	11	78	17	12	94	106	31	—	1998	40
Hyatt Regency San Francisco, Burlingame	—	16	119	49	20	164	184	53	—	1998	40
Hyatt Regency Washington on Capitol Hill	—	40	230	17	40	247	287	35	—	2006	40
JW Marriott Desert Springs Resort & Spa	—	13	143	110	14	252	266	89	—	1997	40
JW Marriott Hotel Buckhead Atlanta	—	16	21	17	16	38	54	22	—	1990	40
JW Marriott Hotel Houston	—	4	26	22	6	46	52	24	—	1994	40
JW Marriott Mexico City	—	11	35	7	10	43	53	28	—	1996	40
JW Marriott Rio de Janeiro	—	13	29	1	13	30	43	0	—	2010	40
JW Marriott Washington, DC	117	26	98	41	26	139	165	46	—	2003	40
Kansas City Airport Marriott	—	—	8	22	—	30	30	25	—	1993	40
Key Bridge Marriott	—	—	38	31	—	69	69	53	—	1997	40
Le Méridien Piccadilly	50	—	148	4	—	152	152	2	—	2010	40
Manhattan Beach Marriott	—	7	29	14	—	50	50	22	—	1997	40
Marina del Rey Marriott	—	—	13	23	—	36	36	15	—	1995	40
Marriott at Metro Centre	—	20	24	18	20	42	62	19	—	1994	40
Memphis Marriott Downtown	—	—	16	34	—	50	50	21	—	1998	40
Miami Marriott Biscayne Bay	—	—	27	27	—	54	54	21	—	1998	40
Minneapolis Marriott City Center	—	—	27	39	—	66	66	39	—	1986	40
New Orleans Marriott	—	16	96	106	16	202	218	85	—	1996	40
New York Marriott Downtown	—	19	79	39	19	118	137	47	—	1997	40
New York Marriott Marquis Times Square	—	—	552	132	—	684	684	410	—	1986	40
Newark Liberty International Airport Marriott	—	—	30	4	—	34	34	20	—	1984	40
Newport Beach Marriott Bayview	—	6	14	8	6	22	28	9	—	1975	40
Newport Beach Marriott Hotel & Spa	104	11	13	112	11	125	136	60	—	1975	40
Orlando World Center Marriott Resort & Convention Center	246	18	157	319	29	465	494	147	—	1997	40
Park Ridge Marriott	—	—	20	10	—	30	30	11	—	1987	40
Philadelphia Airport Marriott	—	—	42	8	—	50	50	19	—	1995	40
Philadelphia Marriott Downtown	—	3	144	66	11	202	213	78	—	1995	40
Portland Marriott Downtown Waterfront	—	6	40	20	6	60	66	26	—	1994	40
San Antonio Marriott Rivercenter	—	—	86	72	—	158	158	56	—	1996	40
San Antonio Marriott Riverwalk	—	—	45	17	—	62	62	25	—	1995	40
San Cristobal Tower, Santiago	—	7	15	3	8	17	25	2	—	2006	40

Exhibit 99.7

HOST HOTELS & RESORTS, INC., HOST HOTELS & RESORTS, L.P., AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2010

(in millions)

	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2010				Date of Completion of Construction	Date Acquired	Depreciation Life
Description		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
San Diego Marriott Hotel & Marina	—	—	202	227	—	429	429	136	—	1996	40
San Diego Marriott Mission Valley	—	4	23	10	4	33	37	14	—	1998	40
San Francisco Airport Marriott	—	11	48	37	12	84	96	37	—	1994	40
San Francisco Marriott Fisherman’s Wharf	—	6	20	17	6	37	43	18	—	1994	40
San Francisco Marriott Marquis	—	—	278	90	—	368	368	173	—	1989	40
San Ramon Marriott	—	—	22	17	—	39	39	15	—	1996	40
Santa Clara Marriott	—	—	39	53	—	92	92	63	—	1989	40
Scottsdale Marriott at McDowell Mountains	—	8	48	3	8	51	59	8	—	2004	40
Scottsdale Marriott Suites Old Town	—	3	20	7	3	27	30	10	—	1988	40
Seattle Airport Marriott	—	3	42	15	3	57	60	29	—	1998	40
Sheraton Boston Hotel	—	42	262	32	42	294	336	37	—	2006	40
Sheraton Indianapolis Hotel & Suites	—	3	51	1	3	52	55	6	—	2006	40
Sheraton Needham Hotel	—	5	27	3	5	30	35	4	—	1986	40
Sheraton New York Hotel & Towers	—	346	409	36	346	445	791	60	—	2006	40
Sheraton Parsippany Hotel	—	8	30	6	8	36	44	5	—	2006	40
Sheraton San Diego Hotel & Marina	—	—	328	23	—	351	351	43	—	2006	40
Sheraton Santiago Hotel & Convention Center	—	19	11	(1)	21	8	29	2	—	2006	40
South Bend Marriott	—	—	8	10	—	18	18	9	—	1981	40
St. Regis Hotel, Houston	—	6	33	11	6	44	50	7	—	2006	40
Swissôtel Chicago	—	29	132	73	30	204	234	52	—	1998	40
Tampa Airport Marriott	—	—	9	17	—	26	26	20	—	2000	40
Tampa Marriott Waterside Hotel & Marina	—	—	—	106	11	95	106	27	2000	—	40
The Fairmont Kea Lani Maui	—	55	294	16	55	310	365	53	—	2003	40
The Ritz-Carlton, Amelia Island	—	25	115	53	25	168	193	53	—	1998	40
The Ritz-Carlton, Buckhead	—	14	81	58	15	138	153	53	—	1996	40
The Ritz-Carlton, Marina del Rey	—	—	52	23	—	75	75	32	—	1997	40
The Ritz-Carlton, Naples	208	19	126	94	21	218	239	97	—	1996	40
The Ritz-Carlton, Naples Golf Resort	—	6	—	66	6	66	72	15	2002	—	40
The Ritz-Carlton, Phoenix	—	10	63	7	10	70	80	24	—	1998	40
The Ritz-Carlton, San Francisco	—	31	123	20	31	143	174	49	—	1998	40
The Ritz-Carlton, Tysons Corner	—	—	89	14	—	103	103	37	—	1998	40
The Westin Buckhead Atlanta	—	5	84	21	6	104	110	34	—	1998	40
The Westin Chicago River North	—	33	116	0	33	116	149	1	—	2010	40
The Westin Cincinnati	—	—	54	9	—	63	63	9	—	2006	40
The Westin Georgetown, Washington, D.C.	—	16	80	10	16	90	106	13	—	2006	40

Exhibit 99.7

HOST HOTELS & RESORTS, INC., HOST HOTELS & RESORTS, L.P., AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2010

(in millions)

	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2010				Date of Completion of Construction	Date Acquired	Depreciation Life
Description		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
The Westin Indianapolis	—	11	100	7	12	106	118	14	—	2006	40
The Westin Kierland Resort & Spa	—	100	280	6	100	286	386	32	—	2006	40
The Westin Los Angeles Airport	—	—	102	14	—	116	116	15	—	2006	40
The Westin Mission Hills Resort & Spa	—	38	49	12	38	61	99	9	—	2006	40
The Westin Seattle	—	39	175	2	39	177	216	21	—	2006	40
The Westin South Coast Plaza	—	—	47	8	—	55	55	15	—	2006	40
The Westin Tabor Center	37	—	89	7	—	96	96	12	—	2006	40
The Westin Waltham-Boston	—	9	59	7	9	66	75	9	—	2006	40
Toronto Marriott Airport	24	5	24	15	5	39	44	17	—	1996	40
Toronto Marriott Downtown Eaton Centre	37	—	27	16	—	43	43	18	—	1995	40
W New York	—	138	102	34	138	136	274	21	—	2006	40
W New York – Union Square	—	48	145	—	48	145	193	1	—	2010	40
W Seattle	—	11	125	1	11	126	137	15	—	2006	40
Washington Dulles Airport Marriott	—	—	3	34	—	37	37	29	—	1970	40
Westfields Marriott Washington Dulles	—	7	32	15	7	47	54	20	—	1994	40

Total hotels:	1,025	1,609	8,627	3,496	1,669	12,063	13,732	3,822
Other properties, each less than 5% of total	—	—	3	14	—	17	17	12		various	40

TOTAL	$1,025	$1,609	$8,630	$3,510	$1,669	$12,080	$13,749	$3,834

Exhibit 99.7

HOST HOTELS & RESORTS, INC., AND SUBSIDIARIES

HOST HOTELS & RESORTS, L.P., AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2010

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2010, 2009 and 2008 is as follows:

Balance at December 31, 2007	$12,528
Additions:
Acquisitions	93
Capital expenditures and transfers from construction-in-progress	512
Deductions:
Dispositions and other	(18)

Balance at December 31, 2008	13,115
Additions:
Acquisitions	2
Capital expenditures and transfers from construction-in-progress	326
Deductions:
Dispositions and other	(265)
Impairments	(94)
Assets held for sale	(8)

Balance at December 31, 2009	13,076
Additions:
Acquisitions	532
Capital expenditures and transfers from construction-in-progress	161
Deductions:
Dispositions and other	(20)

Balance at December 31, 2010	$13,749

Exhibit 99.7

HOST HOTELS & RESORTS, INC., AND SUBSIDIARIES

HOST HOTELS & RESORTS, L.P., AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2010

(in millions)

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2010, 2009 and 2008 is as follows:

Balance at December 31, 2007	2,651
Depreciation and amortization	430
Dispositions and other	(6)

Balance at December 31, 2008	3,075
Depreciation and amortization	451
Dispositions and other	(121)
Depreciation on assets held for sale	(1)

Balance at December 31, 2009	3,404
Depreciation and amortization	450
Dispositions and other	(20)

Balance at December 31, 2010	$3,834

(C)	The aggregate cost of real estate for federal income tax purposes is approximately $9,957 million at December 31, 2010.

(D)	The total cost of properties excludes construction-in-progress properties.